March 4, 2019

BNY MELLON INCOME STOCK FUND

Supplement to Current Class A, C, I and Y Summary Prospectus and Prospectus

Effective on or about June 3, 2019 (the "Effective Date"), The Dreyfus Corporation, the primary mutual fund business of The Bank of New York Mellon Corporation, will change its name to "BNY Mellon Investment Adviser, Inc."  As of the Effective Date, all information in the fund's summary prospectus and prospectus relating to "The Dreyfus Corporation" or "Dreyfus" will relate to "BNY Mellon Investment Adviser, Inc."  In addition, as of the Effective Date, BNY Mellon Investment Adviser, Inc. will serve as the funds' investment adviser directly and not through BNY Mellon Fund Advisers, currently a division of Dreyfus.

On the Effective Date, MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus and the fund's distributor, will change its name to "BNY Mellon Securities Corporation."  As of the Effective Date, all information in the fund's prospectus relating to "MBSC Securities Corporation" or "MBSC" will relate to "BNY Mellon Securities Corporation."

As of the Effective Date, references to the "Dreyfus Family of Funds" in the fund's summary prospectus and prospectus will refer to the "BNY Mellon Family of Funds."  In addition, as of the Effective Date, references to "1-800-DREYFUS," "dreyfus.com," "www.dreyfus.com/accounts-services/tax-center" and "info@dreyfus.com" in the fund's summary prospectus, if applicable, and prospectus will be replaced with "1-800-373-9387," "bnymellonim.com/us," "www.bnymellonim.com/us/accounts-services/tax-center" and "info@bnymellon.com," respectively.  Reference, however, to "Dreyfus-managed money market funds" on the back cover page of the fund's prospectus will be retained.

As of the Effective Date, the address of Dreyfus (BNY Mellon Investment Adviser, Inc.) is 240 Greenwich Street, New York, New York 10286.

As of the Effective Date, references to "Dreyfus Express® automated account access system," "Dreyfus-sponsored Retirement Plans," "Dreyfus-sponsored IRAs" and "Dreyfus-sponsored Coverdell Education Savings Accounts" in the fund's prospectus will refer to "Express voice-activated account access system," "Retirement Plans sponsored by BNY Mellon Investment Adviser, Inc. or its affiliates," "IRAs sponsored by BNY Mellon Investment Adviser, Inc. or its affiliates," and "Coverdell Education Savings Accounts sponsored by BNY Mellon Investment Adviser, Inc. or its affiliates," respectively, and reference to a "Dreyfus representative" in the fund's prospectus will refer to a "BNY Mellon Funds Representative."  In addition, on and after the Effective Date, you may establish automatic withdrawals to sell shares in a regular account by completing an Automatic Withdrawal Form, instead of a Dreyfus Automatic Withdrawal Form.

The changes described above will have no effect on fund shareholders or their fund accounts.

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